UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2019
____________________

NOVUME SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14420 Albemarle Point Place, Suite 200, Chantilly, VA, 20151
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (703) 953-3838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 11, 2019, Novume Solutions, Inc. (the “Company”) filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Form 10-K”). The consent of BD & Company, Inc. (“BD & Co.”), the Company’s independent registered public accounting firm, filed as Exhibit 23.1 to the 2018 Form 10-K (the “Consent”), inadvertently omitted the electronic signature of BD & Co. To correct this inadvertent clerical error, an executed copy of the Consent is attached hereto as Exhibit 23.1 and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	BD & Company, Inc. consent dated April 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVUME SOLUTIONS, INC.

Date: April 18, 2019	/s/ Robert A. Berman
Name: Robert A. Berman Title: President and Chief Executive Officer